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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 8, 1997, relating to the financial statements of Hanover Compressor Company, which appears in such Prospectus. We also consent to the reference to us under the headings "Experts."

PRICE WATERHOUSE LLP

Houston, Texas
April 10, 1997